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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 25, 2000


                      TICKETMASTER ONLINE-CITYSEARCH, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


         DELAWARE                   0-25041                       95-4546874
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(State or Other Jurisdiction    (Commission File                (IRS Employer
    of Incorporation)               Number)                  Identification No.)


    790 E. COLORADO BOULEVARD, SUITE 200, PASADENA, CALIFORNIA      91101
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   (Address of principal executive offices)                       (Zip Code)

       Registrant's telephone number, including area code: (626) 405-0050


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ITEM 5. OTHER EVENTS.

      On July 25, 2000, the Registrant issued a press release announcing its results for the quarter ended June 30, 2000. The full text of the press release is set forth in Exhibit 99.1 hereto and is incorporated in this Report as if fully set forth herein.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)   EXHIBITS.

EXHIBIT NO.                                     DESCRIPTION
-----------                                     -----------

99.1                                   Press Release dated July 25, 2000.



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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 1, 2000                       TICKETMASTER ONLINE-CITYSEARCH, INC.



                                            By: /s/ John Pleasants
                                               ---------------------------------
                                                John Pleasants
                                                Chief Executive Officer



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INDEX TO EXHIBITS

EXHIBIT NO.                                     DESCRIPTION
-----------                                     -----------

99.1                                   Press Release dated July 25, 2000.


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